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                                                                   EXHIBIT 10.42

December 18, 2001

Amgen Inc. ("Amgen")
One Amgen Center Drive
Building 29
Thousand Oaks, CA 91320
Attention:  Philip Tagari
Associate Director, Research

RE:  AMENDMENT NUMBER 2 TO TECHNOLOGY ACCESS AGREEMENT

Dear Phil:

        We have realized that the amendment we signed earlier this week does not provide for continued confidentiality between Caliper and Amgen, beyond the expiration of our original agreement later this month. Accordingly, this Letter Amendment (the "Amendment Number 2") will reflect an additional amendment to the Technology Access Agreement between Caliper and Amgen dated December 21, 1998 (the "Original Agreement"). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Original Agreement.

        1. CONFIDENTIAL INFORMATION. In the event that either party provides any Confidential Information to the other during calendar year 2002, the terms of Article 5 of the Original Agreement, which is hereby incorporated herein by reference, shall apply to such transfer. This provision of this Amendment Number 2 shall survive until December 31, 2002, notwithstanding expiration of the Original Agreement on December 21, 2001.

Please indicate Amgen's agreement to the foregoing terms by signing below where indicated.

Sincerely,

CALIPER TECHNOLOGIES CORP.

By: /s/ Michael Merion
    -------------------------------
    Name:  Michael Merion
    Title:  VP Sales & Marketing


ACCEPTED AND AGREED:


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AMGEN INC.

By: /s/ Nicholas B. Lydon
    -------------------------------
    Name: Nicholas B. Lydon
    Title: Vice President, Small Molecule Drug Discovery
    Date:  1.7.02